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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     June 27, 2002
                                                --------------------------------

                       VINTAGE PETROLEUM, INC. 401(k) Plan
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         N/A                      333-88297                      N/A
---------------------        ----------------------      -----------------------
 (State or other              (Commission File              (IRS Employer
 jurisdiction of                  Number)                  Identification No.)
 incorporation)


110 West Seventh Street, Tulsa, Oklahoma                    74119
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.         Changes in Registrant's Certifying Accountant.
                ---------------------------------------------

                On June 27, 2002, upon its review of the recommendation of the Audit Committee of the Board of Directors, the Board of Directors of Vintage Petroleum, Inc. (the "Company") approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors effective June 27, 2002, and engaged Ernst & Young LLP ("Ernst & Young") to serve as its independent auditors for 2002. In connection with this change, it was decided that Ernst & Young should also serve as independent auditors for the Vintage Petroleum, Inc. 401(k) Plan (the "Plan") for the Plan's 2002 fiscal year.

                In connection with the audits for the Plan's two most recent fiscal years ended December 31, 2001, and in the subsequent interim period prior to June 27, 2002, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the financial statements of the Plan for such time periods. Also, during those time periods, there have been no "reportable events," as such term is used in Item 304 (a) (1) (v) of Regulation S-K.

                Arthur Andersen's reports on the financial statements of the Plan for the last two fiscal years neither contained an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                The Plan has provided Arthur Andersen with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission"). Arthur Andersen has provided the Plan with a letter, addressed to the Commission, which is filed as Exhibit 16 hereto.

                During the Plan's two most recent fiscal years ended December 31, 2001, and the subsequent interim period, the Plan did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events listed in Items 304 (a) (2) (i) and
                (ii) of Regulation S-K.

                                      -2-

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Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)  Exhibits.

                 16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 27, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VINTAGE PETROLEUM, INC. 401(K) PLAN

                                          By:  Vintage Petroleum, Inc.
                                               Plan Administrator

Date:   July 1, 2002                           By:    /s/ Michael F. Meimerstorf
                                                  ------------------------------
                                                   Michael F. Meimerstorf
                                                   Vice President and Controller

                                      -3-

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                                  Exhibit Index

Exhibit
Number                             Description
------     ---------------------------------------------------------------------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 27, 2002.